Going Concern	12 Months Ended
Dec. 31, 2025
Going Concern [Abstract]
GOING CONCERN

Note 2 — GOING CONCERN

The Group’s consolidated financial statements have been prepared assuming the Group will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, as reflected in the Group’s financial statements, the Group incurred net losses of RMB36.9 million, RMB37.4 million and RMB130.9 million (US$18.7 million) for the years ended December 31, 2023, 2024 and 2025, respectively. Net cash used in operating activities was RMB45.8 million, RMB16.1 million and RMB148.5 million (US$21.2 million) for the years ended December 31, 2023, 2024 and 2025, respectively. Accumulated deficit was RMB2,120.1 million, RMB2,263.4 million and RMB2,476.0 million (US$354.1 million) as of December 31, 2023, 2024 and 2025, respectively. The working capital deficit was RMB112.6 million, RMB141.6 million and RMB113.2 million (US$16.2 million) as of December 31, 2023, 2024 and 2025, respectively. Its cash balance and revenues generated are not currently sufficient and cannot be projected to cover operating expenses and meet the Group’s obligations as they become due for the next twelve months after the date that the consolidated financial statements were available to be issued. These factors raise substantial doubt about the Group’s ability to continue as a going concern.

Management’s plan to alleviate the substantial doubt about the Group’s ability to continue as a going concern include as follows: (i) on February 6, 2026, the Group obtained a loan in amount of RMB4.0 million from Bank of Communications, which was required to be repaid on September 1, 2026 and guaranteed by Zhenyang Shi, Li Xu and Qilekang Modern Logistics. The interest rate is 3.2% per annum; (ii) on March 13, 2026, the Group obtained a loan in amount of RMB2.4 million from Bank of Jiujiang which was required to be repaid on March 13, 2029 and guaranteed by Zhenyang Shi and Qilekang Digital Health. The interest rate is 4.2% per annum; (iii) on February 5, 2026, the Group obtained a loan in amount of RMB20.0 million from Industrial Bank which was required to be repaid on February 4, 2027 and guaranteed by Zhenyang Shi, Li Xu, Wanmei Shi, Qilekang Digital Health and Qilekang Modern Logistics. The interest rate is 3.3% per annum; (iv) the Group obtained loans from third parties in amount of RMB0.5 million which was required to be repaid on December 31, 2026 and interest rate of 18% per annum; (v) the Group obtained loans from a related party in amount of RMB7.2 million due on demand without interest bearing; and (vi) The Group are attempting to improve its business profitability, its ability to generate sufficient cash flow from our operations to meet its operating needs on a timely basis, obtain additional working capital funds through debt and equity financings in order to meet its anticipated cash requirements. However, there can be no assurance that these plans and arrangements will be sufficient to fund the Group’s ongoing capital expenditures, working capital, and other requirements.

The accompanying consolidated financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amount or the amounts and classification of liabilities that may result should the Group be unable to continue as a going concern.